Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report On Form 10-Q of Resource Group Inc. for the Quarter Ended May 31, 2009, I, Thomas Crom, Chief Financial Officer of Resource Group, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Quarterly Report on Form 10-Q for the Period Ended May 31, 2009, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in such Quarterly Report on Form 10-Q for the Period Ended May 31, 2009, fairly presents, in all material respects, the financial condition and results of operations of Resource Group, Inc.

By:	/s/ Thomas Crom
Thomas Crom
Chief Financial Officer

Dated:July 13, 2009